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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED FEBRUARY 20, 2009
                                       TO
                PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for certain optional riders that will be effective for Marquis Portfolios(SM) variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). These changes are effective for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus dated April 28, 2008 (as supplemented). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

I.   GMIB PLUS AND LIFETIME WITHDRAWAL GUARANTEE II RIDERS

If we receive your application and necessary information at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following current optional rider charges will apply/1/:

     .    GMIB Plus: 1.10% of the Income Base;

     . Lifetime Withdrawal Guarantee II (Single Life version): 1.45% of the Total Guaranteed Withdrawal Amount; and

     . Lifetime Withdrawal Guarantee II (Joint Life version): 1.70% of the Total Guaranteed Withdrawal Amount.

Additionally, for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following maximum guaranteed charges for the Lifetime Withdrawal Guarantee II will apply:

     . Lifetime Withdrawal Guarantee II (Single Life version) Upon Automatic Annual Step-Up (maximum): 1.60% of the Total Guaranteed Withdrawal Amount

     . Lifetime Withdrawal Guarantee II (Joint Life version) Upon Automatic Annual Step-Up (maximum): 1.80% of the Total Guaranteed Withdrawal Amount

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/1/  In certain circumstances, if we receive your application and necessary information at our MetLife Annuity Service Center prior to the close of the New York Stock Exchange on February 20, 2009 and there is an extended delay in our receipt of your purchase payment, the higher current optional rider charges will apply.

                                                                   SUPP-NYMQ0209

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All references in the prospectus to the charges for the GMIB Plus, Lifetime
Withdrawal Guarantee II (Single Life version), and Lifetime Withdrawal Guarantee II (Joint Life version) riders are amended to conform to the charges described in this supplement. Please note that the maximum charge for the GMIB Plus rider that may apply in the event of an automatic or optional step-up is not changed and remains as described in the prospectus.

II.  EXPENSE EXAMPLES

In the "EXAMPLES" section of the prospectus, replace Chart 1 with the following:

     CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Joint Life version of the Lifetime Withdrawal Guarantee II rider (assuming the maximum 1.80% charge applies in all contract years), which is the most expensive way to purchase the contract.

     IF YOU SURRENDER, DO NOT SURRENDER, OR IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                  Time Periods

                 1 year      3 years      5 years     10 years
                --------   ----------   ----------   ----------
                (a) $538   (a) $1,644   (a) $2,791   (a) $5,857
                (b) $439   (b) $1,354   (b) $2,325   (b) $5,019


        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 842-9325
Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.


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